Exhibit 10.1

  Confidential portions of this document indicated by "*****" have been omitted and filed separately with the Commission

                               WESTERN EXTRUSIONS

DATE:   March 24, 1999

TO:     FEATHERLITE
        P.O. Box 320, Highway 63 & 9
        Cresco, IA 52136

ATTN:   Craig Lepa

RE:     Forward Buying Agreement - January 1, 2000 through December 31, 2000
             $***** per pound on Solids
             $***** per pound on Hollows

Dear Mr. Lepa:

Per our agreement, Western Extrusions has offered Forward Pricing for the period above to Featherlite and it has been accepted.

Details are as follows:

1.       Period:           January 1, 2000 through December 31, 2000

2.       Volume:           ***** Lbs.        Alloy 6061 & 6063 (Shipping
                           tolerance + or - 10% per monthly line item.)

3.       Western Standard Terms and Conditions of Sale will apply.

4. This Forward Price Agreement constitutes an irrevocable Must Take Agreement, and may not be deferred or cancelled unless by mutual agreement of both parties. It is also understood that no force majeure can be invoked by either party against this contract.

5. Western reserves the right to invoice any product not released in accordance with this agreement.

6. This agreement is not assignable unless by mutual written agreement of both parties.

7. All other pricing, such as, anodizing, fabrication or paint are subject to change, and are not applicable in this contract.

I would appreciate your signing and returning our Letter of Agreement, and if you should have any questions, please give me a call.

Sincerely,
WESTERN EXTRUSIONS CORPORATION
                                                Company Featherlite, Inc.

                                                Name  /s/ Gary Ihrke
/s/ Lyle A. Williams
Lyle A. Williams                                Title  VP - Operations
Vice President
Sales & Marketing                               Date  3/25/99

                                      Note  45 day terms on payment   C. Lepa